ADVISORS DISCIPLINED TRUST 1025 AND 1071

                          SUPPLEMENT TO THE PROSPECTUS

     It has been announced that effective on or about October 16, 2013, the AllianzGI International & Premium Strategy Fund (NYSE: NAI) will liquidate. Accordingly, notwithstanding anything to the contrary in the prospectus, following the liquidation the trust's portfolio will no longer include shares of the AllianzGI International & Premium Strategy Fund.

     Supplement Dated:  October 3, 2013















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